PRUDENTIAL FINANCIAL, INC. INVESTOR DAY June 4, 2014 Exhibit 99.1

PRUDENTIAL FINANCIAL, INC. INVESTOR DAY ERIC DURANT SENIOR VICE PRESIDENT INVESTOR RELATIONS

FORWARD-LOOKING STATEMENTS
1
Investor Day 6.4.2014
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance;
(13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street
Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing projected results of acquisitions; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly
Report on Form 10-Q for the period ended March 31, 2014 for discussion of certain risks relating to our businesses and investment in our securities.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

2
Investor Day 6.4.2014
This presentation includes references to “adjusted operating income” or “AOI”. Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-
related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income.
Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated
derivative portfolios that are part of a hedging program related to the risk of those products.   Adjusted operating income also excludes gains and
losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations. The schedules on the following pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.
The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K and Quarterly Reports on
Form 10-Q, should be considered by readers when reviewing forward-looking statements contained in this presentation.  Additional historical information relating to our financial performance is located on our Web site at
www.investor.prudential.com.
NON–GAAP MEASURES

3
Investor Day 6.4.2014
RECONCILIATION BETWEEN ADJUSTED OPERATING INCOME
AND THE COMPARABLE GAAP MEASURE
($ millions)
2009 2010 2011 2012 2013
Financial Services Businesses after-tax adjusted operating income
2,261 $ 2,664 $ 2,917 $ 3,019 $ 4,586 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1,669) (27) 847 (2,809) (8,149)
Investment gains (losses) on trading account assets supporting insurance liabilities, net 1,601 501 223 610 (250)
Change in experience-rated contractholder liabilities due to asset value changes (899) (631) (123) (540) 227
Divested businesses 2,101 1 90 (615) 29
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests (2,387) (87) (227) (29) 28
Total reconciling items, before income taxes (1,253) (243) 810 (3,383) (8,115)
Income taxes, not applicable to adjusted operating income (663) 35 424 (816) (2,857)
Total reconciling items, after income taxes (590) (278) 386 (2,567) (5,258)
Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures
1,671 2,386 3,303 452 (672)
1,580 63 148 10 (48)
Income (loss) from continuing operations attributable to Prudential Financial, Inc.
3,251 2,449 3,451 462 (720)
Earnings attributable to noncontrolling interests (57) 19 34 50 107
Income (loss) from continuing operations (after-tax) of Financial Services Businesses
3,194 2,468 3,485 512 (613)
Income (loss) from discontinued operations, net of taxes (19) 32 35 17 7
Net income (loss) of Financial Services Businesses
3,175 2,500 3,520 529 (606)
Less: Income attributable to noncontrolling interests (57) 19 34 50 107
Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.
3,232 $ 2,481 $ 3,486 $ 479 $    (713) $
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests

RECONCILIATION FOR EARNINGS PER SHARE
EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
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Investor Day 6.4.2014
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves, deferred policy acquisition and other costs.
3) Includes gains on sales of investments in China Pacific, Afore XXI, as well as impairments and gains on certain investments.
4) Includes acquisition and integration expenses related to Star and Edison, and the acquired in force from The Hartford Life.
5) Includes true ups for legal reserves, and employee benefit accruals, and impairments and write offs of intangible assets.
Adjusted Operating Income basis: 2010 2011 2012 2013
Earnings Per Share
5.64 $      5.97 $      6.40 $      9.67 $
Reconciling items:
Unlockings and experience true-ups
(2)
0.52 (0.27) (0.03) 0.77
Gains on sales of businesses/investments
(3)
0.09 0.53 0.15 0.09
Impact of earthquake in Japan - (0.09) - -
Integration costs
(4)
- (0.29) (0.21) (0.09)
Write off of bond issue costs - - (0.04) (0.03)
Other
(5)
- (0.16) (0.17) -
Sub-total 0.61 (0.28) (0.30) 0.74
Earnings Per Share - excluding market driven and discrete
items
5.03 $      6.25 $      6.70 $      8.93 $

5
Investor Day 6.4.2014
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves, deferred policy acquisition and other costs.
3) Includes gain on sale of investment in Afore XXI, as well as an impairment and gains on certain other investments.
4) Includes true ups for legal reserves and impairments and write offs of intangible assets.
($ millions)
2012 2013
U.S. Businesses pre-tax adjusted operating income 2,661 $    4,587 $
Reconciling items:
Unlockings and experience true-ups
(2)
48 764
Gains on sales of business/investments
(3)
44 -
Integration costs for Hartford Life acquisition (15) (51)
Other
(4)
(67) -
Sub-total 10 713
U.S. Businesses pre-tax adjusted operating income excluding market driven and discrete items
2,651 $    3,874 $
RECONCILIATION FOR U.S. BUSINESSES PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)

6
Investor Day 6.4.2014
1) As disclosed in company earnings releases.
2) Includes gain on sale of an investment in Afore XXI, as well as an impairment and gains on sales of certain other investments.
($ millions)
2009 2010 2011 2012 2013
Asset Management pre-tax adjusted operating income
92 $         523 $       888 $       584 $       723 $
Reconciling items:
Gains/(losses) on sales of business/investments
(2)
- - 157 (34) -
Sub-total - - 157 (34) -
Asset Management pre-tax adjusted operating income excluding market driven and discrete items
92 $         523 $       731 $       618 $       723 $
RECONCILIATION FOR ASSET MANAGEMENT PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)

RECONCILIATION FOR INTERNATIONAL INSURANCE PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
7
1) As disclosed in company earnings releases.
2) Includes refinements of reserves and amortization of deferred policy acquisition and other costs.
3) Represents initial surrenders of policies following the restructuring of the acquired Yamato Life business.
Investor Day 6.4.2014
($ millions)
2009 2010 2011 2012 2013
International Insurance pre-tax adjusted operating income
1,651 $    1,887 $    2,263 $    2,704 $    3,152 $
Reconciling items:
Annual review of actuarial assumptions and reserve refinements
(2)
14 - - 20 (190)
Gains on sales of indirect investment in China Pacific Group - 66 237 60 66
Impact of earthquake in Japan - - (69) - -
Star/Edison integration costs - - (213) (138) (28)
Other
(3)
15 - - - -
Sub-total 29 66 (45) (58) (152)
International Insurance pre-tax adjusted operating income excluding market driven and discrete items
1,622 $    1,821 $    2,308 $    2,762 $    3,304 $

PRUDENTIAL FINANCIAL, INC. JOHN STRANGFELD CHAIRMAN & CEO

•
Superior ROE
•
Strong cash flow and capital deployment
•
High value-added, solution-driven business models
•
Conservatively managed balance sheet
2
Investor Day 6.4.2014
PRUDENTIAL’S INVESTOR VALUE PROPOSITION

•
Attractive mix of high quality businesses
•
Talent and culture as a differentiator
•
Seasoned management team
•
Proven acquisition and integration track record
•
Balanced approach to capital management
•
Financial strength and brand
3
Investor Day 6.4.2014
HOW WE DELIVER ON OUR VALUE PROPOSITION

4
Investor Day 6.4.2014
WHAT WE MEAN BY ATTRACTIVE MIX OF HIGH QUALITY BUSINESSES
•
Focus upon Life, Retirement and Asset Management
•
Market leading businesses in the two largest markets in the world
– U.S.
– Japan
•
Planting seeds in other markets
•
Combination of growth and stability
•
Balanced set of risks

March 31, 2014
Attributed Equity
$29.1 Billion
(1)
1) Attributed equity of Financial Services Businesses (FSB) as of March 31, 2014, excluding accumulated other comprehensive income (AOCI), and Corporate and
Other Operations. Also excluding impact of foreign currency exchange rate remeasurement, which is attributed to International Insurance.
5
Investor Day 6.4.2014
SUPERIOR MIX OF HIGH QUALITY BUSINESSES WITH BALANCED RISKS
Retirement
12%
Asset
Management
6%
Individual
Annuities
26%
International
Insurance
42%
Group
Insurance
5%
Individual Life
9%

6 6
1) EPS based on after-tax AOI of FSB excluding market driven and discrete items as disclosed in the company earnings releases; 2010 and 2011 market driven and discrete items have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs effective 1/1/12.
2) ROE based on AOI as adjusted herein and excludes accumulated other comprehensive income and the impact of foreign currency exchange rate remeasurement on attributed equity.
Investor Day 6.4.2014
ROE AND EPS GROWTH
(1),(2)
10.2%
11.9% 11.8%
15.2%
$5.03
$6.25
$6.70
$8.93
0%
5%
10%
15%
20%
2010 2011 2012 2013
ROE Earnings Per Share

7
•
Strong technical skills – used independently and in combination
•
Healthy blend of internally developed and external hires
•
Environment of collaboration, teamwork and diversity
•
Cross discipline engagement to drive innovation and execution
•
Seasoned management team; orderly transitions
Investor Day 6.4.2014
TALENT AND CULTURE AS PERFORMANCE DRIVERS

PRUDENTIAL FINANCIAL, INC. MARK GRIER VICE CHAIRMAN

AGENDA • Regulatory update • Risk management • Capital management 2 Investor Day 6.4.2014

CASH FLOWS FROM SUBSIDIARIES
(1)
3
Investor Day 6.4.2014
1) Reflects dividends and returns of capital to Prudential Financial, Inc. (PFI).
2007 2008 2009 2010 2011 2012 2013
Prudential Annuities
Asset Management
International
Prudential Insurance
Other
$3.2
$1.3
$4.0
$3.2
$2.9
$3.3
$3.0
$ billions

STEPHEN PELLETIER EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER, U.S. PRUDENTIAL’S U.S. BUSINESSES

TODAY’S DISCUSSION 2 • Executive Summary • Prudential’s U.S. Business Portfolio • Review of U.S. Businesses • Conclusion Investor Day 6.4.2014

• Prudential’s U.S. business portfolio represents an attractive mix of businesses and risks
• Among the best positioned in the industry to participate in growth opportunities
– Long term trends are putting money in motion
– Established and emerging solutions directly address these opportunities
– Superior and highly relevant set of capabilities, leveraged both within and across businesses
– Access a broad set of institutional and individual customers through multiple distribution channels
• Sales are an outcome of our focus on:
– Pursuing market opportunities
– Achieving appropriate returns
– Maintaining an attractive balance of risks
• Strong and sustainable financial performance by virtue of our business mix, operating leverage, and quality of earnings
EXECUTIVE SUMMARY
3 Investor Day 6.4.2014

TODAY’S DISCUSSION 4 • Executive Summary • Prudential’s U.S. Business Portfolio • Review of U.S. Businesses • Conclusion Investor Day 6.4.2014

PRUDENTIAL’S U.S. BUSINESS PORTFOLIO REPRESENTS
AN ATTRACTIVE MIX OF BUSINESSES AND RISKS
Investor Day 6.4.2014 5
1) Adjusted Operating Income (AOI) excluding market-driven and discrete items, as disclosed in company earnings releases.
2) U.S. Individual Life and Group Insurance Division.
3) Attributed equity of the U.S. Businesses as of 12/31/2013, excluding accumulated other comprehensive income.
$3.9
billion
$16.6
billion
2013
Pre-Tax AOI
(1) Attributed Equity
(3)
(2)
(2)
Annuities
36%
Asset
Management
19%
Retirement
27%
Insurance
18%
Annuities
45%
Asset
Management
11%
Retirement
20%
Insurance
24%
December 31, 2013

WE ARE AMONG THE BEST POSITIONED IN THE INDUSTRY TO
PARTICIPATE IN GROWTH OPPORTUNITIES
6 Investor Day 6.4.2014
Long term trends are putting money in motion Long term trends are putting money in motion
Our established and emerging solutions Our established and emerging solutions directly address these opportunities directly address these opportunities
Aging population with growing pool of assets
Growing retail investment business
Diversified annuity product portfolio
Innovative individual insurance products
Movement toward derisking in large Defined
Benefit (DB) markets
Pension Risk Transfer
Longevity Reinsurance
Liability-Driven Investing
Growing need for more certain outcomes Stable Value Products
In-Plan Income Solutions
Outcome-Oriented DC Plans
Rapid growth of target date funds
(5)
• $618 billion in 401(k) assets
• 31% of 401(k) contributions; 63% by 2018
“Day One” Target Date Funds
Increasing consumer expenditures
on healthcare
• 5.8% annual growth over last 10 years
(6)
Voluntary Critical Illness Insurance
Chronic Illness Insurance Rider
Consumers age 46+ control 88% of financial
assets – over $23 trillion
(1)
• $3.0 trillion  U.S.
• $1.9 trillion  U.K.
• $1.3 trillion  Canada
• $5.3 trillion Defined Contribution (DC) market
• 69% of covered workers have DC plans only;
80% had DB plans 30 years ago
(3)
(4)
(2)
1)
LIMRA, Fact Book on Retirement Income 2014, based on 2010 Survey of Consumer Finances.
2) U.S. Investment Company Institute (U.S. – ICI); U.K. – Pension Protection Fund; Canada - Towers Watson Global Pension Assets Study 2014; year end 2013 estimates.
3)
Cerulli Retirement Markets 2013. Data as of 2012.
4)
Employee Benefit Research Institute; data from 1981-2011; among private-sector participants in an employment-based retirement plan.
5)
Cerulli Retirement Markets 2013.
6)
Bureau of Labor Statistics, Consumer Expenditure Survey, Oliver Wyman analysis; as of 2012.

SUPERIOR AND HIGHLY RELEVANT SET OF CAPABILITIES,
LEVERAGED BOTH WITHIN AND ACROSS BUSINESSES
7 Investor Day 6.4.2014
Strength in solution development and innovation
Investment management expertise and performance
Actuarial expertise
Risk management expertise
Strong client service and operational capabilities

Over half of the
Fortune 500
Over 9 million retirees
and near-retirees
(2)
ACCESS A BROAD SET OF INSTITUTIONAL AND INDIVIDUAL
CUSTOMERS THROUGH MULTIPLE DISTRIBUTION CHANNELS
8
Investor Day 6.4.2014
Over 25,000
Institutional Clients
Over 30 million
Individual Customers
(1)
Over 125,000
Financial Professionals selling our products
(3)
1) Individual customers count based on a product-by-product basis as of December 2013, with the exception of Mutual Funds, which is as of December 2012.
2) Retirees and near-retirees count based on unique customers as of December 2012.
3) Third party financial professionals counted on a product-by-product basis.
($ millions)
Brokerage
Agency
Independent
Financial
Planners
Agency
Wirehouses
Banks
Institutional
(Banks and
Wirehouses)
Individual Life Sales* Annuities Sales*
*Based on annualized new business premiums; excludes corporate owned life insurance.
2002 based on scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.
Agency
Brokerage
*Based on gross sales
26%
55%
32%
74%
13%
320
731
2002 2013
43%
28%
20%
16%
72%
21%
2,000
11,513
10%
20%
30%
40%
50%
70%
80%
90%
100%
2002 2013
Agency
Third
Party
($ millions)

FINANCIAL PERFORMANCE REFLECTS
EARNINGS GROWTH AND QUALITY
9
Pre-Tax AOI
(1)
($ millions)
2012
2013
1) U.S. Businesses, AOI excluding market-driven and discrete items, as disclosed in company earnings releases.
M&A and Outsized
Organic Growth
Net Flows and
Margins
Equity Markets
Investor Day 6.4.2014
$2,651
$3,874

TODAY’S DISCUSSION 10 • Executive Summary • Prudential’s U.S. Business Portfolio • Review of U.S. Businesses • Conclusion Investor Day 6.4.2014

ANNUITIES
Investor Day 6.4.2014 11
• Value propositions address needs for secure retirement income
• Product diversification strategy improves our risk profile
• Positive cash flows expected over a wide range of scenarios
• Living benefits exposure has declined due to favorable capital markets

ANNUITIES:  PRODUCT DIVERSIFICATION STRATEGY
• No cash value
• Payout Annuity
Single
Premium
Immediate
Annuity
• Diversification of
investments
• Living/Death
benefit options
• Equity/Fixed
income
investments
• No equity exposure
• Bond fund only
• Accumulation focused
• Greatest market
upside potential
• No living benefit option
• Wide variety of funds
including non-coupon
investments
High
Low
Risk
Investor Day 6.4.2014 12
• Developing new products to meet market demand for a broad set of retirement income solutions
• Implementing product and design changes to reduce risk and manage volatility
High
Low
“Highest
Daily”
Suite
Prudential
Premier
Investment
Variable Annuity
(VA)
Prudential
Defined
Income
(PDI)

ANNUITIES:  LIVING BENEFIT EXPOSURE
(1)
Notional amount
– cannot be
accessed by
contract holder
Protected
Withdrawal
Value
$122 billion
Notional
“In-the-
Moneyness”
$10 billion
Account
Value
$112
billion
$1 billion
Cost, in excess
of account value,
to buy immediate
annuity to
defease the
living benefit
liability, which
is hedged
Economic
“In-the-
Moneyness”
(2)
Notional amount
– cannot be
accessed by
contract holder
Protected
Withdrawal
Value
$109 billion
Notional
“In-the-
Moneyness”
$14 billion
Account
Value
$95
billion
$2 billion
Economic
“In-the-
Moneyness”
(2)
2012 2013
13 Investor Day 6.4.2014
1)
Represents products with guaranteed lifetime withdrawal benefits (GLWB), excluding PDI, as of end of period.
2)
Represents our living benefit exposure, as of end of period, based upon policyholder's guaranteed lifetime annual income amount on that date.

ANNUITIES: SALES AS AN OUTCOME
Investor Day 6.4.2014 14
2009-2012
Increasing VA sales
in a rising market
2013
Moderating VA sales reflects strategy
to adapt products to current
environment and diversify risks
S&P 500
($ billions)
9.7
11.8
10.3
16.3
21.8
20.3
20.0
11.5
$0
$5
$10
$15
$20
$25
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2006 2007 2008 2009 2010 2011 2012 2013
Gross Sales S&P 500

1)   Based on pre-tax AOI excluding market unlockings and experience true-ups, and impact of annual actuarial review as disclosed in company earnings releases, as percentage of average account value.
ANNUITIES: RETURN ON ASSETS (ROA)
(1)
Investor Day 6.4.2014 15
2009 2010                                  2011    2012 2013
ROA
0.44%
0.66%
0.79%
0.76%
0.96%

RETIREMENT
• Market leader in Pension Risk Transfer (PRT)
– PRT pipeline and market remain strong; pace of transactions will be lumpy
– Foothold in U.K. longevity reinsurance market
• Investment Only Stable Value (IOSV) book exceeds $70 billion
(1)
– Filled post-crisis vacuum
– Favorable risk profile
– Increasing competition in market
• Investment in the Full Service business
– Improved cost efficiency and pipeline; strong persistency
– Solid value proposition focused on mid to large case market
16 Investor Day 6.4.2014
1) As of 3/31/2014.

RETIREMENT: DEMAND FOR PENSION RISK TRANSFER
Investor Day 6.4.2014 17
Improved Pension Plan Improved Pension Plan
Funded Status Funded Status
Heightened Awareness Heightened Awareness
of Pension Plan Risk of Pension Plan Risk
Greater Comprehension Greater Comprehension
of Risk Transfer Solutions of Risk Transfer Solutions
Driven by more stringent
funding rules, increasing
interest rates and surging
equity markets
Resulting from increased
external transparency and
a deeper understanding
of longevity and asset risk
Achieved by dispelling
common misconceptions
(i.e., too costly, too time-
consuming, not viable in a
low interest rate environment)
There are three key drivers of a vibrant market for pension risk transfer transactions.
U.K.
$1.9 Trillion
(2)
U.S.
$3.0 Trillion
(1)
Canada
$1.4 Trillion
(3)
The U.S., U.K. and Canada either have or are developing these drivers.
The size of the DB markets in these countries represents significant opportunities.
DB market assets estimated in U.S. dollars, as of year end 2013.
1) Investment Company Institute.
2) Pension Protection Fund.
3) Towers Watson Global Pension Assets Study 2014.

RETIREMENT: SALES, FLOWS, AND ACCOUNT VALUES
Investor Day 6.4.2014 18
Sales
Account Values
(2)
1) Represents significant transactions
recorded in fourth quarter 2012.
2) At end of period.
Net Flows
Pension Risk Transfer (1)
Other Institutional Investment Products
Full Service
($ billions)
Full Service and Institutional Investment Products
45
71
38
19
44
9
($ billions)
($ billions)
$0
$10
$20
$30
$40
$50
$60
$70
$80
2011 2012 2013
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2011 2012 2013
230
290
323
$0
$50
$100
$150
$200
$250
$300
$350
2011 2012 2013
Full Service Institutional Investment Products

INDIVIDUAL LIFE
• Stable earnings contributor; balances interest rate and equity market sensitivity in other businesses
• Shifting product emphasis to maintain attractive risk profile
• Hartford integration on track and delivering product and distribution benefits
– Back office integration, financial performance of acquired block, and synergies continue to track expectations
– Unified, Prudential-branded product portfolio reflecting enhanced innovation
• Chronic illness rider (BenefitAccess Rider)
• Unique hybrid indexed universal life product (Founders Plus)
• Unique variable universal life product (VUL Protector)
– Integrated, multi-channel distribution strategy; significantly increased presence in
Institutional (bank and wirehouse) channels
19 Investor Day 6.4.2014

INDIVIDUAL LIFE: NEW BUSINESS PREMIUMS AND IN FORCE
Investor Day 6.4.2014 20
1)  Annualized new business premiums, excludes corporate-owned life insurance.
2)  As of end of period, net of reinsurance ceded.
Sales
(1)
Face Amount In Force
($ millions) ($ billions)
Hartford Legacy Prudential
Guaranteed
Universal Life
Variable Life Other
Universal Life
Term
Hartford Legacy Prudential
2013
278
412
731
$0
$100
$200
$300
$400
$500
$600
$700
$800
2011 2012 2013
234 233
376
$0
$50
$100
$150
$200
$250
$300
$350
$400
2011 2012
376
(2)

Investor Day 6.4.2014 21
1H 2013 2H 2013
1Q 2014
Sales
(1)
1) Annualized new business premiums, excludes corporate-owned life insurance.
Other Universal Life and
Variable Life
Term Guaranteed Universal Life
59%
15%
26%
52%
20%
28%
38%
28%
34%
INDIVIDUAL LIFE: PRODUCT DIVERSIFICATION STRATEGY

• Overall Business
– Sales reflect focus on restoring appropriate returns
– Investing in underwriting and technology
– Emphasis on voluntary products
• Group Life
– Dominant source of profitability for Group Insurance
– Benefit ratios historically within expected ranges
– Benefiting from strong demand for voluntary products; 76% of life sales in 2013
• Group Disability
– 60% of the book has been repriced or lapsed over the past two years
(1)
– Significant investments in claims management
– Progress will not be linear
GROUP INSURANCE
Investor Day 6.4.2014 22
1) For the years ended 12/31/2012 and 2013, including 1/1/2014 renewals.

GROUP INSURANCE: SALES AND IN FORCE
Investor Day 6.4.2014 23
($ millions)
Sales
(1)
In Force Premiums
1) Annualized new business premiums.
2) As of end of period; net of reinsurance.
635
439
313
$0
$100
$200
$300
$400
$500
$600
$700
2011 2012 2013
5,071
5,172
5,278
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2011 2012 2013
(2)
Voluntary Life Basic Life Disability
Life Disability

ASSET MANAGEMENT
• Leading global asset manager with a unique multi-manager model
– Global top 10 asset manager
(1)
– Broad client base including many of the world’s most sophisticated clients
– Diversified product suite and broad range of investment capabilities
• Robust underlying fundamentals and attractive shareholder returns
– Strong, consistent financial performance
– 14% annual AUM growth over past 5 years
(2)
– Earnings driven primarily and increasingly by asset management fees
• Source of competitive advantage for the Prudential businesses
– Culture of product innovation; collaborating with Annuities and Retirement to meet client needs
• Higher investment margins for the General Account
• Continuing to invest in the business and in its people to drive further growth
24 Investor Day 6.4.2014
1)
Based on Pensions & Investments Top Money Managers list for 2013 assets. Assets represent assets managed by Prudential Financial.
2)
Assets managed by the Asset Management segment as of 12/31/2013.

TODAY’S DISCUSSION 25 • Executive Summary • Prudential’s U.S. Business Portfolio • Review of U.S. Businesses • Conclusion Investor Day 6.4.2014

CONCLUSION
26 Investor Day 6.4.2014
• Prudential’s U.S. businesses portfolio represents an attractive mix of businesses and risks
• Among the best positioned in the industry to participate in growth opportunities
– Long term trends are putting money in motion
– Established and emerging solutions directly address these opportunities
– Superior and highly relevant set of capabilities, leveraged both within and across businesses
– Access a broad set of institutional and individual customers through multiple distribution channels
• Sales are an outcome of our focus on:
– Pursuing market opportunities
– Achieving appropriate returns
– Maintaining an attractive balance of risks
• Strong and sustainable financial performance by virtue of our business mix, operating leverage, and quality of earnings

DAVID HUNT PRESIDENT & CEO PRUDENTIAL INVESTMENT MANAGEMENT ASSET MANAGEMENT

OUR DISCUSSION TODAY
•
Prudential is a leading global asset manager with a distinct multi-
manager model
Investor Day 6.4.2014 2
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth

LEADING GLOBAL ASSET MANAGER
Investor Day 6.4.2014 3
• Global top 10 asset manager
(1)
• Broad client base including many of the world’s most sophisticated clients
• Diversified product suite and broad range of investment capabilities
• Global business model and presence
– 30 offices on 5 continents
(2)
– 21% of third party AUM
(3)
from non-U.S. clients
• Distinct multi-manager model focused on delivering investment performance
1)
Based on Pensions & Investments (P&I) Top Money Managers list for 2013 assets. Assets represent assets managed by Prudential Financial.
2)
As of 3/31/2014.
3)
Assets Under Management; as of 3/31/2014.

PRUDENTIAL’S MARKET LEADING POSITION AS
10 LARGEST ASSET MANAGER
Investor Day 6.4.2014 4
1)    Pensions & Investments Top Money Managers list.
2)    Figure includes Prudential’s Asset Management business of $870 billion and non-proprietary assets under management for Prudential Financial of $237 billion.
1. BlackRock 4,324
2.    Vanguard Group
2,753
3.    State Street Global Advisors
2,345
4.    Fidelity Investments
2,160
5.    J.P. Morgan Asset Management 1,598
6.    BNY Mellon Asset Management 1,583
7.    PIMCO
1,535
8. Capital Group
1,339
9.   Deutsche Asset & Wealth Management
1,289
10.  Prudential Financial 1,107
(2)
Top 10 Asset Managers
(1)
2013 Total Assets ($ billions)
TH

REVENUES WELL-BALANCED ACROSS CLIENT GROUPS
Investor Day 6.4.2014 5
1) Year ended 12/31/2013.
• 78% of fee-based revenues from clients outside of the General Account
• Balanced revenue base across institutional, retail, and affiliated clients
Asset Management Fees
(1)
General Account
22%
Third Party
Institutional
43%
Affiliated
Institutional
2%
Third Party
Retail
26%
Affiliated Retail
7%
$1.88 billion

ROBUST INSTITUTIONAL CLIENT BASE
• Over 1,100 third party clients
(1)
• 60 third party clients with more than $1 billion invested with us
(1)
– 46 U.S. clients
– 14 international clients
• 7 out of top 10 Fortune 500 companies
(2)
• 24 out of largest 25 corporate U.S. pension plans
(3)
• 24 out of largest 25 public U.S. pension plans
(3)
• 116 out of largest 300 global pension funds
(4)
Investor Day 6.4.2014 6
1) As of 3/31/2014.
2) Based on CNN Money, Fortune 500 annual ranking of America’s largest corporations as of 12/31/2013, published January 2014.
3)
Based on U.S. Plan Sponsor rankings in Pensions & Investments as of 9/30/2013, published January 2014.
4)    P&I/Towers Watson Top 300 Pension Funds ranking, as of 12/31/2012, published September 2013.

DIVERSIFIED PRODUCT OFFERING
Investor Day 6.4.2014 7
1) Includes both traditional and alternative asset allocation products.
• Broad range of investment capabilities tailored to evolving client needs
• Accessed through proven multi-manager model
PUBLIC FIXED
INCOME
U.S. Broad Market: Core
Conservative, Core, and Core
Plus, and Absolute Return
U.S., European, and Global IG
Corporate
Global Leveraged Finance
Global and Emerging Market
Debt
Municipal Bonds
Short, Intermediate, and  Long
Duration
Liability Driven Investing
EQUITY
Large Cap Growth Equity
Large Cap Value Equity
Large Cap Core Equity
Global, Developed, and
Emerging Markets
Small and Mid Cap Equity
Opportunistic Equity
Sector Strategies
Equity Indexing
Structured Equity
Fundamental and Quantitative
REAL ESTATE
Core, Value Add, and
Opportunistic
U.S., Europe, Latin America,
Middle East, and Asia
Global Real Estate Securities
U.S. and European Real Estate
Debt
Commercial Mortgages
ALTERNATIVES
Long / Short Fixed Income
Emerging Markets
Relative Value
Collateralized Loan Obligations
Bank Loans
Mezzanine
Global Tactical Asset Allocation
Equity Long / Short
Market Neutral
Multi-Asset Class (1)
PRIVATE FIXED
INCOME
Privately Placed Debt
Commercial Mortgages
Agricultural Debt

ASSET CLASS MIX DIVERSIFIES FEE REVENUE
Investor Day 6.4.2014 8
1) Year ended 12/31/2013. Alternatives included in relevant underlying asset classes.
Asset Management Fees
(1)
$1.88 billion
Public Fixed
Income
38%
Public Equity
31%
Real Estate
17%
Commercial
Mortgages
5%
Private Fixed
Income
9%

Chicago
Minneapolis
San Francisco
Los Angeles
Memphis
Dallas
Atlanta
Miami
Mexico City
Boston
New York
Newark
Arlington
Orlando
London
Paris
Luxembourg
Frankfurt
Munich
Milan
Abu Dhabi
Mumbai
Shanghai
Singapore
Tokyo
Seoul
Hong Kong
Taipei
Sydney
Rio de Janeiro

Prudential

GLOBAL FOOTPRINT
Investor Day 6.4.2014 9
• 30 offices on 5 continents
(1)
• Broad global investment platform and client facing capability
• Building out Global Institutional Relations Group to deepen coverage of sovereign wealth funds and central banks – currently managing over $26 billion in assets
(1)
1) As of 3/31/2014.
Note: Rio de Janeiro, Milan, and Shanghai are offices for joint ventures where Prudential has a minority stake.

DISTINCT MULTI-MANAGER MODEL
10 Investor Day 6.4.2014
• Power of Focus
• Clarity of Accountability
• Strength of Diversification
Fundamental
Equity and Fixed
Income
Quantitative
Equity and Asset
Allocation
Public Fixed
Income
Private
Placement and
Mezzanine Debt
Real Estate
Debt
Real Estate
Equity
Local market
asset managers
in Asia, Europe
and Latin America
U.S. Mutual Fund
Distribution and
Research
Prudential
Investment
Management
Jennison
Associates
Quantitative
Management
Associates
Prudential
Fixed
Income
Prudential
Capital
Group
Prudential
International
Investments
Prudential
Real Estate
Investors
Prudential
Mortgage
Capital
Company
Prudential
Investments
• Autonomy of investment process and business decisions
• Product design done at affiliate level
• Talent, culture, and people decisions made at affiliate level

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
Investor Day 6.4.2014 11
•
The Asset Management business has robust underlying
fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth

• Consistent, strong investment performance for clients
• Deep manager experience and robust investment
processes drive Alpha generation
• 26 consecutive quarters of positive institutional net flows
(1)
• Rapidly growing retail business, including mutual funds
• 14% annual AUM growth over past 5 years
(2)
• Earnings driven primarily and increasingly by asset
management fees
• Strong and attractive returns with improved quality
of earnings
ROBUST UNDERLYING FUNDAMENTALS
Investor Day 6.4.2014 12
Investment
Performance
Client
Flows
Earnings
1) Through 3/31/2014.
2) Assets managed by the Asset Management segment as of 12/31/2013.

STRONG INVESTMENT PERFORMANCE
Investor Day 6.4.2014 13
Fixed
Income
% of AUM above Benchmark
(1)
Net of Fees, 3-Year Period
82%
84%
Performance of Select Strategies
(2)
Net of Fees, 3-Year Period
Large Cap Growth
Core Plus
Equity
Emerging Markets Debt
U.S. Small Cap Core
20.5%
5.7%
3.3%
Asset Management Barclays U.S.
Aggregate
7.2%
6.1%
Asset
Management
JPM EMBI Global
Diversified
15.7%
Asset
Management
Russell 2000
17.5%
16.5%
Asset
Management
Russell 1000
Growth
1) Based on all actively managed Fixed Income and Equity AUM reported in eVestment for Jennison Associates, Prudential Fixed Income, and Quantitative
Management Associates. Composite assets reported in eVestment assumed to represent full strategy AUM. As of 12/31/2013.
2) Performance reported in eVestment as of 12/31/2013. Core Plus and Emerging Markets Debt managed by Prudential Fixed Income, U.S. Small Cap
Core managed by Quantitative Management Associates, and Large Cap Growth managed by Jennison Associates.

DEEP MANAGER EXPERIENCE,
STRONG INVESTMENT PROCESSES
Investor Day 6.4.2014 14
• Deep, stable, and experienced investment talent base
– Average manager tenure of 16 years with Prudential, 22 years in industry
(1)
– Established track records
– Long-standing client relationships – over 100 clients for more than 20 years
(1)
• Rigorous fundamental and quantitative research heritage
• Distinct, autonomous investment processes with key common elements:
– Consistent and team based
– Well-defined
– Institutional-quality
• Robust risk management framework
1) As of 3/31/2014.

26 CONSECUTIVE QUARTERS OF
POSITIVE INSTITUTIONAL NET FLOWS
(1)
Investor Day 6.4.2014 15
Third Party Institutional Net Flows
(2)
($ billions)
13.2
28.7
16.9
17.2
19.4
2009 2010 2011 2012 2013
1) Through 3/31/2014.
2) Excludes money market activity.

FAST GROWING RETAIL BUSINESS DRIVEN BY NET FLOWS
Investor Day 6.4.2014 16
Third Party Retail AUM
(1)
($ billions)
Our retail business has grown organically over the last 5 years as we have strengthened and diversified our distribution capabilities and product line and realized strong investment performance
AUM attributable to
net flows, 2010-13
(2)
1) At end of period.
2) Excludes money market activity.
17%
CAGR
61
115
31
2009 2013

STRONG ORGANIC GROWTH OVER THE LAST 5 YEARS
Investor Day 6.4.2014 17
Total AUM
(1)
($ billions)
P&I Ranking
(3)
13 10
1) For Asset Management segment, at end of period.
2) Excludes money market activity.
3) Pensions & Investments Top Money Managers list.
AUM attributable
to third party net
flows, 2010-13
(2)
14%
CAGR
515
870
113
2009 2013

GROWING FEE BASE
Investor Day 6.4.2014 18
• Our consistent and strong investment performance, broad client base, and diversified product capabilities have led to strong net flows
• Net flows, combined with market appreciation, have led to consistently higher and stable fee-
based revenues
1,097
1,326
1,541
1,667
1,881
2009 2010 2011 2012 2013
Asset Management Fees
($ millions)
14%
CAGR

STRONG, STABLE, FEE-BASED CONTRIBUTION
TO ENTERPRISE
Investor Day 6.4.2014 19
Asset Management Adjusted Operating Income
(1)
($ millions)
1) Pre-tax; Adjusted Operating Income (AOI) excluding market driven and discrete items as disclosed in company earnings releases.
2) Other Related Revenue (ORR) on AOI basis, after associated direct costs; includes net incentive fees, net transaction fees, strategic investing AOI, and commercial mortgage revenue, excluding agency origination activities.
Excluding ORR
(2)
ORR
(2)
2009 2010 2011 2012 2013
279
426
468
438
595
(187)
97
263
180
128
92
523
731
618
723

1,529
911
1,900
IMPROVING RISK PROFILE CONTRIBUTES TO
ROE PERFORMANCE
Investor Day 6.4.2014 20
Investments and Interim Loan Portfolio
Interim Loan
Portfolio
(1)
Strategic
Investments
ROE
($ millions)
$3,429
$933
Required Equity $760 $420
1) Principal balance of outstanding loans.
12/31/08 3/31/14
22

2013 KEY FINANCIAL METRICS
Investor Day 6.4.2014 21
1) For Asset Management segment; as of 12/31/13.
Asset Management Fees ($ millions) $1,881
Pre-Tax AOI
($ millions)
$723
Operating Margin 27%
AUM ($ billions)
(1)
$870
Metric 2013

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
Investor Day 6.4.2014 22
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
•
Asset Management is a source of competitive advantage for the other Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth

COLLABORATING WITH OUR AFFILIATES
TO GENERATE ENTERPRISE VALUE
Investor Day 6.4.2014 23
• Higher investment margins for the General Account
– Private Fixed Income and Commercial Mortgages have historically led to higher returns
• Capacity to manage significant additional General Account assets with existing infrastructure
• Culture of product innovation, collaborating with Annuities and Retirement to meet client needs
–
Annuities:
AST Investment Grade Bond Portfolio, AST Multi-Sector Fixed
Income Portfolio
–
Retirement:
Pension Risk Transfer, Stable Value
• Opportunity to compete on our affiliated Annuities and Retirement platforms

PRIVATES IMPROVE INVESTMENT MARGIN
FOR THE GENERAL ACCOUNT
Investor Day 6.4.2014 24
$334 billion
(1)
• Asset Management capabilities and strengths in Private Fixed Income and Commercial Mortgage originations and underwriting provide a strategic advantage to the General Account
• Privates have historically led to higher returns for the General Account versus the comparable
Public asset classes
Other
Investments
80%
Privates
(2)
20%
1) General Account portfolio for the Financial Services Businesses; excludes (i) assets of our asset management operations, including assets managed for third parties,
(ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet. As of 3/31/2014; at balance sheet carrying amount.
2) Privates, totaling $65.1 billion, includes private debt managed by Prudential Capital Group and commercial mortgages managed by Prudential Mortgage Capital
Company.
General Account Investment Portfolio

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
Investor Day 6.4.2014 25
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
•
Prudential continues to invest in the Asset Management business and in its people to drive further growth

STRATEGICALLY POSITIONED FOR GROWTH
Investor Day 6.4.2014 26
• Prudential Investment Management has made targeted investments in our people, investment capabilities, and in other strategic areas
– Over 50 new investment products and strategies launched since 2012
– Over $400 million in focused seed capital committed at year-end 2013
– Over 40 new middle and senior management positions created since 2013
• Globalization and investors’ changing approach to asset allocation provide a foundation for Asset Management growth opportunities
• Prudential Investment Management is investing in new capabilities and talent to take advantage of market trends

MARKET TRENDS PROVIDE THE BACKDROP FOR GROWTH
Investor Day 6.4.2014 27
• Investor Base
• Investments
• Talent
• Non-Correlated
Alternatives
• Retirement
Income
• Real Assets,
Infrastructure
• Volatility
Managed
• Solutions
• Liability Driven
Investing
• De-Risking
• Outcomes
Globalization
Shift in Investment
Orientation
Broadening of
Investment
Categories

KEY STRATEGIC PRIORITIES
Investor Day 6.4.2014 28
Continue to build a more resilient, diversified business portfolio
1
Continue to globalize our product and client footprint
Develop broader solutions capability
Evaluate disciplined team lift outs and bolt on acquisitions
4
Partner with other Prudential businesses to leverage enterprise capabilities
5
2
3

CONCLUSION
• Prudential is a leading global asset manager with a distinct multi-
manager model
Investor Day 6.4.2014 29
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth

CHARLES LOWREY EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER INTERNATIONAL PRUDENTIAL INTERNATIONAL INSURANCE

KEY MESSAGES
2 Investor Day 6.4.2014
1) Return on equity.
• Proven, superior business model
• High ROE
(1)
and low volatility earnings primarily driven by stable
mortality and expense margins
• Captive distribution provides sustainable competitive advantage
• Well-positioned in attractive Japanese insurance market
• Solid risk management
• Sustained capital generation and deployment

3 Investor Day 6.4.2014
AGENDA
• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment

THE LIFE PLANNER MODEL
FOUNDATION OF OUR SUCCESS
4 Investor Day 6.4.2014
• Began in 1988
• Differentiated approach for the Japanese life insurance market
• Proprietary distribution through selective, high-quality sales force
• Emphasize protection products requiring analysis of client needs
• Target the affluent and mass affluent consumer; serve small business and professional markets

EXPANSION THROUGH DIVERSIFICATION
5 Investor Day 6.4.2014
• Life Consultants
(1)
expand proprietary distribution coverage
to middle-market customers, and have strong affinity
group relationships
• Supplemental distribution through banks and independent agents expands access to investible wealth, geographical coverage and business market
• Product diversification to meet clients’ financial security needs over a lifetime
• Pursue opportunities in limited number of attractive countries outside Japan
Maintain Discipline, Quality, Solid Execution;
Guided by Life Planner Business Model Concepts
1) The formal name for Life Consultant is Life Plan Consultant.

MEETING CUSTOMER NEEDS THROUGH
PRODUCT AND CHANNEL EXPANSION
6 Investor Day 6.4.2014
Customer
Segment
Primary
Customer
Needs
Product
Solution
Captive Channels
Life Planner
Distribution
Affluent
Death protection
Whole life & Term
Middle-market
Affinity groups
Life Consultant
Death protection
Retirement
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities
Death protection
Mass affluent
Business and
professional market
Retirement
Business planning
Retirement income
USD products
Accident & Health
Third Party Channels
Bank / Independent Agency
High net worth
Business and
professional market
Retirement
Business planning
Savings
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities

EMPHASIS ON PROTECTION PRODUCTS
7 Investor Day 6.4.2014
Savings
(4)
18%
Accident
& Health
8%
Retirement
22%
Death
Protection
52%
1) As of 12/31/2013.  Annualized premiums in force, including paid-up policies and 10% of single premium.  Japan only.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar.
U.S. dollar denominated activity is included based on the amounts as transacted in U.S. dollars.
3) For the year ended 12/31/2013.  Japan only.
4) Includes annuities and yen based bank channel single premium whole life.
Premiums In Force
(1),(2) Annualized New Business Premiums
(2),(3)
Savings
(4)
16%
Retirement
16%
Accident &
Health
14%
Death
Protection
54%

SUCCESSFUL TRACK RECORD OF
ACQUISITIONS AND BUSINESS INTEGRATIONS
8
Number of In Force
Policies
(1)
Investor Day 6.4.2014
Kyoei
Aoba
Yamato
Star /
Edison
POJ
(millions)
11x
Annualized New
Business Premiums
(1),(2)
($ millions)
Timeline Timeline Acquisitions Acquisitions
2001
• Kyoei Life, Japan – acquired in bankruptcy
• Predecessor of today’s Gibraltar Life
2004
• Aoba Life, Japan
• Integrated into Prudential of Japan
2009
• Yamato Life, Japan
• Integrated into Gibraltar Life
2011
• AIG Star Life & AIG Edison Life, Japan
• Merged into Gibraltar Life
0.9
10.2
3/31/2001 3/31/2014
713
2001 2013
2,773
1)
Japan only.
2)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.

STAR/EDISON INTEGRATION SUBSTANTIALLY COMPLETE
9 Investor Day 6.4.2014
Integration Costs Integration Costs
Cost Savings Cost Savings
More Productive More Productive
Sales Force Sales Force
• Incurred $340 million through 2013; total expected
approximately $400 million, down $100 million from
original estimate
• Substantially achieved targeted $250 million
annualized cost savings as of fourth quarter 2013
• Implemented agent training program, productivity
standards and variable compensation
Integrated Product Integrated Product
Portfolio Portfolio
• Replaced lower margin product portfolio with higher
margin products
• Investment portfolio composition aligned with
Prudential quality standards
De-risked
Investment Portfolio

10 Investor Day 6.4.2014
AGENDA
• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment

11 Investor Day 6.4.2014
1) Pre-tax adjusted operating income (AOI) excludes market driven and discrete items as disclosed in company earnings releases.
2) Hedged foreign currency exchange rate for Japanese yen per U.S. dollar.
SUSTAINED EARNINGS GROWTH
Pre-Tax Adjusted Operating Income
(1)
($ millions)
1,622
1,821
2,308
2,762
3,304
Organic growth
Star/Edison acquisition
Favorable hedged currency trend through 2013
Other “tailwinds” in 2013
106
AOI FX Rate
(2)
99 92 85 80
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2009 2010 2011 2012 2013
Gibraltar Life and
Other Operations
Life Planner
Operations

HIGH RETURN ON EQUITY DRIVEN BY FUNDAMENTALS
12 Investor Day 6.4.2014
1) Based on after-tax AOI of our International Insurance operations, excluding market driven and discrete items as disclosed in company earnings releases, using overall effective tax rate for the Financial Services Businesses, and associated attributed equity excluding accumulated other comprehensive income and the impact of foreign currency exchange rate remeasurement.
• ROE has improved including Star/Edison business integration following
2011 acquisition
Return on Equity
(1)
22.0%
17.4%
18.3%
21.2%
February 2011
Star/Edison
Acquisition
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2010 2011 2012 2013

13 Investor Day 6.4.2014
• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment
AGENDA

CAPTIVE DISTRIBUTION
PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGE
14 Investor Day 6.4.2014
• Affluent and mass affluent
consumers
• Business and professional market
• Mass middle-market
• Affinity group relationships
• Broad geographical coverage
Life Planner
Prudential of
Japan
Life Consultant Gibraltar Life

BENEFICIAL CYCLE OF LIFE PLANNER MODEL
15 Investor Day 6.4.2014
Superior
Returns &
Steady
Growth
High Income
for Life
Planner
Quality
Referrals
Productivity
$22,600 AP per LP month
7.3 policies per LP month
High Life
Planner
Retention
High Life
Planner
Productivity
High Policy
Persistency
Quality
People
Quality
Products
Quality
Service
High
Customer
Satisfaction
Retention
89.6%
(1)
Persistency
95.2%
(1)
(1)
• Providing financial security over customers’ lifetime drives our beneficial cycle
1) Data based on 2013 Prudential of Japan (POJ).  Annualized new business premiums (AP) produced by each Life Planner (LP) in a month; foreign denominated activity translated to U.S. dollars at uniform exchange rate, Japanese yen 82 per U.S. dollar. Number of new policies sold per LP per month, including medical policies.  Total retention for agents in all service years.  13 month policy persistency measured based on face amount, 12 month rolling average data for 2013.

MDRT The Premier Association of Financial Professionals®

POJ
Sony
MetLife Alico
Gibraltar
Dai-ichi
Meiji-Yasuda
Nippon

Prudential

QUALITY PEOPLE
16 Investor Day 6.4.2014
MDRT Japan Membership
(1)
24% of POJ Life Planners
are MDRT members
(1)
• Industry leading Million Dollar Round Table memberships
• Prudential of Japan has the highest number of MDRT members in the Japanese industry for 17 consecutive years
(1)
837
607
458
326
164
117
110
1)
Source:  Million Dollar Round Table Association, Japan - membership data as of 4/14/2014.

QUALITY PRODUCTS OVER A LIFETIME
17 Investor Day 6.4.2014
• Needs-based selling over customer’s life cycle
Note: Specific needs and solutions will vary by customer
Young household,
early professional
career
Mid career,
pre-retirement
Retirement
• Premature death
income replacement
• Income loss and expenses
due to accident or sickness
• Accumulation of funds
for retirement
• Lifetime retirement income
• Term insurance
• Accident and health
policies and riders
• Whole life insurance
• Life insurance based
retirement income
products
Client Life Cycle
Financial Risk
Protection Needs
Prudential
Solutions

QUALITY SERVICE
18 Investor Day 6.4.2014
1) Life Support Insurance segment of J.D. Power Asia Pacific 2011 - 2014 Japan Life Insurance Contract Customer Satisfaction Studies
SM
. Contract Customer
Satisfaction Study based on a total of 4,647 life insurance policyholders who purchased or renewed coverage during the past year.  japan.jdpower.com
2) 13 month policy persistency measured based on face amount, 12 month rolling average data for 2013.
#1
Customer Satisfaction
(1)
POJ Policy
Persistency
(2)
95%
2011
2012 2013
#1 #1
• According to J.D. Power Asia Pacific, Prudential of Japan is the highest in customer satisfaction
(1)
for four years in a row
• Satisfied customers drive high policy persistency
#1
2014

$200
$150
$100
$50
$0
2009
2010
2011
2012
2013
Death Protection
Accident & Health
Retirement

Prudential

19 Investor Day 6.4.2014
LIFETIME CLIENT RELATIONSHIPS
DRIVE SUBSEQUENT SALES OPPORTUNITIES
Annualized New Business Premiums
(1)
POJ Second Sales to Existing Customers
($ millions)
117
121
145
191
152
1) Data based on Prudential of Japan sales to individual market; foreign denominated activity translated to U.S. dollars at uniform exchange rates;
Japanese yen 82 per U.S. dollar.

PAYOFF FROM QUALITY
20 Investor Day 6.4.2014
• Superior business drivers of Life Planner model significantly increase the lifetime production of agents
Lifetime Sales of Agents
(1)
Traditional Agent
1) Sales represent annualized new business premiums. Assumptions for traditional agent: AP Productivity = $6,000 per month; Agent
Retention (Year 1/ Year 2/ Year 3+) = 55%/ 60%/ 80%; POJ Life Planner: AP Productivity = $22,600 per month; Agent Retention (Year
1/ Year 2/ Year 3+) = 83%/ 82%/ 90%.
LP Retention
LP Productivity
and Retention
0.2
0.5
1.9
0.0
0.5
1.0
1.5
2.0
2.5
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Cumulative
Sales
($ millions )
Service Year

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2009 2010 2011 2012 2013
Other Countries
Japan
21 Investor Day 6.4.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar,
Korean won 1,150 per U.S. dollar.
2) As of end of period.
LIFE PLANNER OPERATIONS –
ANNUALIZED NEW BUSINESS PREMIUMS
Annualized New Business Premiums
(1)
($ millions)
6,609
983
1,107
1,321
1,214
Life Planner
Count
(2)
6,565 6,792 7,058 7,248
892

22 Investor Day 6.4.2014
Proven, Superior Business Model
High ROE & Low Volatility Earnings
Captive Distribution - Life Planner
Captive Distribution - Life Consultant
Supplemental Distribution Channels
Well-Positioned in Attractive Japanese Insurance Market
Risk Management, Capital Generation and Deployment
AGENDA

CAPTIVE DISTRIBUTION
PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGE
23 Investor Day 6.4.2014
Affluent and mass affluent
consumers
Business and professional market
Mass middle-market
Affinity group relationships
Broad geographical coverage
Life Planner
Prudential of
Japan
Life Consultant Gibraltar Life

LIFE CONSULTANT DISTRIBUTION - BROAD MARKET COVERAGE
WITH ACCESS TO NEARLY ALL OF JAPANESE POPULATION
24 Investor Day 6.4.2014
Branch offices established in substantially
all prefectures
Prudential training supports emphasis on
death protection products and needs-based
selling
Serving expanding need for retirement
income security products
Teachers Association and other affinity
group relationships provide recurring
sources of new business
1) As of 4/1/2014.
Tokyo area
Osaka area
83 branch offices
supporting*
Life*Consultants
(1)

LIFE CONSULTANT DISTRIBUTION - TEACHERS MARKET
25 Investor Day 6.4.2014
Member eligibility:
Public school teachers
and support employees
•
Relationship since 1952
•
Access to approximately 950,000
(1)
active teachers
and support employees of public schools through 47
prefectural (local) associations and 35,000 schools
(1)
1) As of 5/1/2013, based on the latest annual data published.
2) For 2013.  Foreign denominated activity translated to U.S. dollars at uniform exchange rate; Japanese yen 82 per U.S. dollar.
3)
•
Life Consultants serve teachers’ financial security needs
–
–
$216 million, 25% of Life Consultant sales Annualized new business premiums
(2)
:
–
Out of $216 million, ~12% of sales were from retiring teachers
(3)
Japanese Educational Mutual Aid
Association of Welfare Foundation
(Teachers Association)
–
–
For those teachers who retired in March 2013 and purchased our single premium products during April – June 2013 period.

TEACHERS ASSOCIATION:
PERENNIAL SALES OPPORTUNITIES
1) As of 5/1/2013, based on the latest annual data published. Includes support employees of public schools.
2) As of 5/1/2014.
Active Market
Retiree Market
26 Investor Day 6.4.2014
~950,000
Active Teachers
(1)
~200,000
Retired Teachers
Association Members
(2)
~36,000
new retirees
each year
~33,000
new hires
each year

GIBRALTAR LIFE – POST KYOEI ACQUISITION
27 Investor Day 6.4.2014
Acquired Kyoei Life in 2001 – Life Consultant count reduced while productivity grew
Historical Life Consultant Count & AP Productivity
(1)
Post-Kyoei Acquisition
Pre-Star/Edison
Acquisition
Life Consultant Count
3,100
5,100
7,300
7,400
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2001 2002 2003 2010
Life Consultant Count Life Consultant AP Productivity
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium per Life Consultant per month.
1)

GIBRALTAR LIFE – POST STAR/EDISON ACQUISITION
28 Investor Day 6.4.2014
Acquired Star and Edison in 2011, added 7,300 agents upon acquisition
Life Consultant Count & AP Productivity
(1)
Post-Star/Edison Acquisition
Life Consultant Count
7,400
6,700
6,400
7,400
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2010 2011 2012 2013
Life Consultant Count Life Consultant AP Productivity
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium per Life Consultant per month.
1)

29 Investor Day 6.4.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar.
2) As of end of period.
LIFE CONSULTANT DISTRIBUTION –
ANNUALIZED NEW BUSINESS PREMIUMS
Annualized New Business Premiums
(1)
($ millions)
519
943
898
849
Life Consultant
Count
(2)
6,281 12,791 11,333 9,327
-10%
-27%
Change from
2011 to 2013
$0
$250
$500
$750
$1,000
2010 2011 2012 2013

30 Investor Day 6.4.2014
Proven, Superior Business Model
High ROE & Low Volatility Earnings
Captive Distribution - Life Planner
Captive Distribution - Life Consultant
Supplemental Distribution Channels
Well-Positioned in Attractive Japanese Insurance Market
Risk Management, Capital Generation and Deployment
AGENDA

Sales can be volatile due to
changes in interest rates and
competitor actions
Less influence over distribution
Profitability can vary with
changes in product mix
Manage to bottom line, not
top line
Balance profitability and
business mix
BANK AND INDEPENDENT AGENCY DISTRIBUTION
BRINGS GROWTH OPPORTUNITIES AND CHALLENGES
31 Investor Day 6.4.2014
Enhances access to expanded
customer base and investable
wealth
Growth potential through
development of distribution
relationships
Competitive product portfolio
meets customer needs
Strong brand name attracts
security focused customers
Leverages infrastructure costs
Advantages Challenges

$0
$1,000
$2,000
$3,000
$4,000
2009 2010 2011 2012 2013
Life Planner Life Consultant Third Party
SUPPLEMENTAL DISTRIBUTION CHANNELS
EXPAND MARKET ACCESS, CONTRIBUTE OPPORTUNISTIC SALES
32 Investor Day 6.4.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar,
Korean won 1,150 per U.S. dollar.
2) Represents Bank and Independent Agency distribution.
Annualized New Business Premiums
(1)
($ millions)
1,519
1,898
3,083
3,956
3,118
(2)

33 Investor Day 6.4.2014
Proven, Superior Business Model
High ROE & Low Volatility Earnings
Captive Distribution - Life Planner
Captive Distribution - Life Consultant
Supplemental Distribution Channels
Well-Positioned in Attractive Japanese Insurance Market
Risk Management, Capital Generation and Deployment
AGENDA

WORLD LIFE INSURANCE MARKETS
34 Investor Day 6.4.2014
•
Japan is the second largest market in the world
•
Southeast Asia is growing fast, but the market size is still small (< 2% of world)
2012 Life Insurance Premiums
(1)
($ billions)
China
Korea
Taiwan
India
SE Asia
Other
433
568
524
72
206
149
106
United States Japan Asia ex-
Japan
Latin
America
United
Kingdom
France Germany
1) Source: Swiss Re. Based on 2012 life premium volume, foreign denominated activity translated to U.S. dollars at average exchange rates for 2012.
World total life premiums are $2,621 billion. This chart is not inclusive of the remainder of Europe, Africa, Oceania and Canada.

JAPAN: SUBSTANTIAL GROWTH OPPORTUNITIES
IN AN ATTRACTIVE MARKET
35 Investor Day 6.4.2014
Market Context Market Context
Market Size
•
World’s second largest life insurance market:
Life premiums $524 billion
(1)
Household
Wealth
•
Household sector wealth ¥1,645 trillion ($15.6 trillion)
(2)
Investable
Asset Pool
•
¥874 trillion ($8.3 trillion) household pool of currency and deposits is among the world’s largest
(2)
Retirement
Market
•
Expanding retirement market driven by aging population, increased emphasis on individual responsibility for financial security
Product
Trend
•
Customers prefer insurance products to equities for savings
and investments
Distribution
Trend
•
Growing distribution opportunities include banks and independent distributors
1)
2) Based on 12/31/2013 data; Sources: Bank of Japan, Oanda. Yen to the U.S. dollar translation at the spot currency FX rate as of 12/31/2013.
Source: Swiss Re - World Insurance in 2012, based on 2012 life insurance premiums.

New Business Face Amount
(1)
PRUDENTIAL’S GROWTH IN JAPAN
CONTRASTS TO INDUSTRY TREND
(¥ trillions)
Industry
36 Investor Day 6.4.2014
1) Source: The Life Insurance Association of Japan.  Fiscal year starting April 1.  Industry data excludes Japan Post Insurance; includes policy conversions.
(¥ billions)
124
107
99
89
67
61
61
63
67
73
4,197
4,732
4,848
5,018
4,861
4,826
4,917
5,170
6,935
8,099
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
-
20
40
60
80
100
120
140
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
77
Prudential Japanese
Insurance Operations
4,984

JAPAN INDUSTRY –
NUMBER OF CAPTIVE AGENTS
37 Investor Day 6.4.2014
1) Source: Japan Institute of Life Insurance. Data as of fiscal year end March 31.  Some former captive agents continue their career in life insurance industry as independent sales agents.
•
Fewer captive agents to meet customer needs
Captive agents
(thousands)
Population
per agent
increased
88%
Industry
agent
count
declined
45%
-
50
100
150
200
250
300
350
400
450
1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012
Number of captive agents
291
546
-
200
300
400
Population per captive agent
Number of Life Insurance Captive Agents
(1)

1980 1990 2000 2010 2020 2030 2040
65 and over
15-64 years old
0-14 years old
Japan Demographics
(1)
JAPAN DEMOGRAPHIC CHANGE –
CUSTOMERS’ CHANGE OF NEEDS BY DEMOGRAPHIC SHIFT
38 Investor Day 6.4.2014
1) Source: Japan Statistics Bureau, as of January, 2012.
67%
9%
24%
19%
15%
12%
10%
10%
12%
69%
23%
29%
32%
36%
68%
59%
58%
54%
•
Retirement income needs
•
Healthcare needs
•
Inheritance needs
13%
64%
17%
118
Population
(in millions)
124 127 128 124 117 107
We have experienced agents
who can help customers meet
their evolving needs

LEADING POSITION IN ATTRACTIVE MARKET
39 Investor Day 6.4.2014
•
New business face amount
•
Annualized new business premiums
•
In force face amount
•
Premium income
(2)
•
Total assets
Ranking Category
Rank
(1)
Prudential is a leading life insurer in Japan
10.1%
7.8%
7.4%
6.9%
5.3%
#3
#5
#5
#5
#6
Market Share
(1)
1) Source: Company data published in individual company websites.  Industry / market share data excludes Japan Post Insurance. Nine months ended 12/31/2013.
2) Prudential’s premium income amount was adjusted down for internal reinsurance transactions.

PRUDENTIAL SALES IN JAPAN VS.
U.S. LIFE INSURERS SALES IN U.S.
40 Investor Day 6.4.2014
1) U.S. individual insurance sales (annualized premium with 10% excess premium) based on LIMRA; Prudential Japan foreign currency denominated activity translated to U.S. dollars at uniform exchange rates;  Japanese yen 82 per U.S. dollar.  Annuities excluded.
2) The combined Top 4 U.S. companies include Northwestern Mutual, Prudential (U.S.), New York Life and Lincoln National.
2013 Annualized New Business Premiums
(1)
($ millions)
(2)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Pru Japan Top 4 U.S.
Companies
Company 1 Prudential
(U.S.)
Company 3 Company 4

PURSUING OPPORTUNITIES IN LIMITED NUMBER OF
ATTRACTIVE COUNTRIES OUTSIDE JAPAN
41 Investor Day 6.4.2014
•
Well established operation in Korea
– Annualized new business premiums, $167 million
(1)
– Approximately 1,800 Life Planners
(2)
– Adjusted operating income, $251 million
(1)
•
Cultivating Life Planner operation in Brazil
– Annualized new business premiums, $83 million
(1)
– Approximately 850 Life Planners
(2)
•
Joint Ventures: Footholds of future potential opportunities
– India, China, Malaysia
1) For the year ended 12/31/2013.
2) As of 3/31/2014.

42 Investor Day 6.4.2014
Proven, Superior Business Model
High ROE & Low Volatility Earnings
Captive Distribution - Life Planner
Captive Distribution - Life Consultant
Supplemental Distribution Channels
Well-Positioned in Attractive Japanese Insurance Market
Risk Management, Capital Generation and Deployment
AGENDA

FOREIGN CURRENCY RISK MANAGEMENT
43 Investor Day 6.4.2014
Potential Exposure
Risk Management
Asset-Liability
Management
Well Matched FX
Shareholder Value in US$
Comprehensive
Hedging Program
Income and Cash Flow
Equity Value
Accounting
Remeasurement
Non-Economic Noise

JAPANESE YEN INCOME HEDGE
44 Investor Day 6.4.2014
1) For 2013.
2) Percentage of expected yen-based AOI hedged as of 3/31/2014.
•
Roughly 50% of Japan’s AOI is Yen-based
(1)
•
Yen-based AOI is hedged over a 36 month rolling period using a series of FX forwards with laddered maturities
•
The Yen plan rate is derived from the weighted average hedged rate
•
Hedging Yen-based AOI protects the USD value of Japan capital repatriation
Income Hedges 2014 2015 2016 2017
% of Yen AOI Hedged
(2) 100% 88% 37% 3%
Plan Rates (¥/$)
¥82

INTEREST RATE ENVIRONMENT
Protection products provide stable
earnings from mortality and
expense margins
Fixed annuity products designed to
mitigate interest rate risk
– Pricing updates bi-weekly
– Early surrenders subject to market
value adjustments (MVA)
45 Investor Day 6.4.2014
0%
1%
2%
3%
4%
5%
6%
7%
8%
1997 1999 2001 2003 2005 2007 2009 2011 2013
JGB UST
Interest rates have been low in Japan for more than fifteen years
– Majority of POJ’s in force business was written in a low rate environment
– Rehabilitation measures lowered crediting rates of legacy business of Gibraltar
High-quality long duration investment portfolio
Repriced products to maintain profitability
10-Year Government Bond Yield

SOLVENCY MARGIN RATIO
46 Investor Day 6.4.2014
•
Solvency margin position of Prudential’s Japanese companies – well capitalized and financially secure
Stressed Scenario
~680%
Down 55%
Down 35%
Strengthening 20%
Up 100 bps
Stressed Scenario
(2)
March 31, 2014
777% Prudential of Japan
Gibraltar Life
(1)
955%
SMR
1) Gibraltar Life consolidated basis.
2)    Represents indicated change applied to asset valuation as of 3/31/14.
~800%
•
Japan Equity
•
Real Estate
•
USD & AUD Exchange Rates
•
Interest Rates

HIGH QUALITY INVESTMENT PORTFOLIO
47 Investor Day 6.4.2014
1) As of 3/31/2014, at balance sheet carrying amount.
2) Includes commercial/residential mortgage-backed securities and asset-backed securities.
3) Includes commercial/residential mortgage loans.
4) Includes trading account assets supporting insurance liabilities, policy loans, other trading account assets and short-term investments.
Japanese Insurance Operations Portfolio
(1)
$143 billion
Corporate Bonds
(Investment Grade)
2% Corporate Bonds (Below Investment Grade)
2% Equities
1% Other Long Term Investments
Structured Securities
(2)
Commercial Loans
(3)
Risk Assets
Other
(4)
Government
(JGB & UST)
26%
4%
5%
4%
5%
56%

HISTORICAL CAPITAL REDEPLOYMENT
48 Investor Day 6.4.2014
Historical Capital Redeployment
($ billions)
•
International Insurance operations have redeployed excess capital of more than
60% of after-tax AOI since 2009
1) Years 2009 – 2011 have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs (DAC) effective 1/1/2012.
After-tax AOI is based on overall FSB effective tax rates.
Forms of Cumulative Redeployment
Over 60%
of after-tax
AOI
$1.2
$1.4
$1.7
$2.0
$2.3
$0.7
$0.4
$1.6
$1.3
$1.5
2009 2010 2011 2012 2013
Capital Redeployed
$8.6
$5.5
Cumulative 2009 - 2013
Dividends
16%
Debt
Repayment
21%
Affiliate
Lending
18%
Acquisition
Funding
and Other
45%
After-tax AOl
(1)

KEY TAKEAWAYS
49 Investor Day 6.4.2014
Proven, superior business model
High ROE & low volatility earnings primarily driven by stable mortality and expense margins
Captive distribution provides sustainable competitive advantage
Well-positioned in attractive Japanese insurance market
Solid risk management
Sustained capital generation and deployment